Bitcoin Depot Reports Strong Preliminary Fourth Quarter 2024 Results

Q4 2024 Results Signal Strength and Momentum for 2025

ATLANTA – January 21, 2025 – Bitcoin Depot Inc. (“Bitcoin Depot” or the “Company”), a U.S.-based Bitcoin ATM operator and leading fintech company, today announced certain preliminary financial results for the fourth quarter ended December 31, 2024.

The Company expects revenue to range between $135 million and $137 million, compared to $135.3 million reporting in the third quarter of 2024 and $148.4 million reported in the fourth quarter of 2023. The Company also expects adjusted EBITDA to range between $11 million and $13 million, an increase of 22% to 44% compared to the $9.0 million reported in the fourth quarter of 2023 and an increase of 19% to 41% compared to the $9.2 million reported in the third quarter of 2024.

“We ended 2024 on a strong note, with an anticipated uptick in sequential revenue and significant improvements in adjusted EBITDA on both a sequential and year-over-year basis,” said Brandon Mintz, CEO and Founder of Bitcoin Depot. “This performance reflects the expansion of our BTM network and our progress in improving kiosk profitability. The strength of our fourth quarter positions us well for a rebound in 2025, supported by the overall health of our business and a more favorable cryptocurrency market environment."

The financial results for the fourth quarter ended December 31, 2024 included in this release are preliminary, have not been reviewed or audited, are based upon the Company’s estimates, and were prepared prior to the completion of the company's financial statement close process. The preliminary financial results should not be viewed as a substitute for the company’s full fourth quarter results and do not present all information necessary for an understanding of the Company’s financial performance. Accordingly, undue reliance should not be placed on this preliminary data. Bitcoin Depot plans to release its fully audited fourth-quarter and full-year 2024 financial results in March.

About Bitcoin Depot

Bitcoin Depot Inc. (Nasdaq: BTM) was founded in 2016 with the mission to connect those who prefer to use cash to the broader, digital financial system. Bitcoin Depot provides its users with simple, efficient and intuitive means of converting cash into Bitcoin, which users can deploy in the payments, spending and investing space. Users can convert cash to bitcoin at Bitcoin Depot kiosks in 48 states and at thousands of name-brand retail locations in 29 states through its BDCheckout product. The Company has the largest market share in North America with approximately 8,400 kiosk locations as of December 31, 2024. Learn more at www.bitcoindepot.com.

Cautionary Statement Regarding Forward-Looking Statements

This press release and any oral statements made in connection herewith include “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Exchange Act of 1934, as amended. Forward-looking statements are any statements other than statements of historical fact, and include, but are not limited to, statements regarding the expectations of plans, business strategies, objectives and growth and anticipated financial and operational performance, including our growth strategy and ability to increase deployment of our products and services, our ability to strengthen our financial profile, and worldwide growth in the adoption and use of cryptocurrencies. These forward-looking statements are based on management’s current beliefs, based on currently available information, as to the outcome and timing of future events. Forward-looking statements are often identified by words such as “anticipate,” “appears,” “approximately,” “believe,” “continue,” “could,” “designed,” “effect,” “estimate,” “evaluate,” “expect,” “forecast,” “goal,” “initiative,” “intend,” “may,” “objective,” “outlook,“ ”plan,“ ”potential,“ ”priorities,“ ”project,“ ”pursue,“ ”seek,“ ”should,“ ”target,“ ”when,“ ”will,“ ”would,” or the negative of any of those words or similar expressions that predict or indicate future events or trends or that are not statements of historical matters, although not all forward-looking statements contain such identifying words. In making these statements, we rely upon assumptions and analysis based on our experience and perception of historical trends, current conditions, and expected future developments, as well as other factors we consider appropriate under the circumstances. We believe these judgments are reasonable, but these statements are not guarantees of any future events or financial results. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by any investor as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Many actual events and circumstances are beyond our control.

These forward-looking statements are subject to a number of risks and uncertainties, including changes in domestic and foreign business, market, financial, political and legal conditions; failure to realize the anticipated benefits of the business combination; risks relating to the uncertainty of our projected financial information; future global, regional or local economic and market conditions; the development, effects and enforcement of laws and regulations; our ability to manage future growth; our ability to develop new products and services, bring them to market in a timely manner and make enhancements to our platform; the effects of competition on our future business; our ability to issue equity or equity-linked securities; the outcome of any potential litigation, government and regulatory proceedings, investigations and inquiries; and those factors described or referenced in filings with the Securities and Exchange Commission. If any of these risks materialize or our assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that we do not presently know or that we currently believe are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements reflect our expectations, plans or forecasts of future events and views as of the date of this press release. We anticipate that subsequent events and developments will cause our assessments to change.

We caution readers not to place undue reliance on forward-looking statements. Forward-looking statements speak only as of the date they are made, and we undertake no obligation to update publicly or otherwise revise any forward-looking statements, whether as a result of new information, future events, or other factors that affect the subject of these statements, except where we are expressly required to do so by law. All written and oral forward-looking statements attributable to us are expressly qualified in their entirety by this cautionary statement.

Use of non-GAAP Financial Measures

This press release includes preliminary Adjusted EBITDA results for the fourth quarter ended December 31, 2024. Adjusted EBITDA is a non-GAAP. Bitcoin Depot defines Adjusted EBITDA as net income before interest expense, income tax expense, depreciation and amortization, non-recurring expenses, share-based compensation, expenses related to the PIPE financing and miscellaneous cost adjustments. Such items are excluded from Adjusted EBITDA because these items are non-cash in nature, or because the amount and timing of these items is unpredictable, not driven by core results of operations and renders comparisons with prior periods and competitors less meaningful. Bitcoin Depot believes Adjusted EBITDA provides useful information to investors and others in understanding and evaluating Bitcoin Depot’s results of operations, as well as provides a useful measure for period-to-period comparisons of Bitcoin Depot’s business performance. Adjusted EBITDA is a key measurements used internally by management to make operating decisions, including those related to operating expenses, evaluate performance and perform strategic and financial planning. However, you should be aware that Adjusted EBITDA may exclude items that are significant in understanding and assessing Bitcoin Depot’s financial results, and further, that Bitcoin Depot may incur future expenses similar to those excluded when calculating this measures. Bitcoin Depot primarily relies on GAAP results and relies on Adjusted EBITDA and other non-GAAP measures on a supplemental basis. No such measure should be considered in isolation from, or as an alternative to, net income, cash flows from operations or other measures of profitability, liquidity or performance under GAAP and may not be indicative of Bitcoin Depot’s historical or future operating results. Bitcoin Depot’s computation of Adjusted EBITDA may not be comparable to other similarly titled measures computed by other companies because not all companies calculate such measures in the same fashion. As such, undue reliance should not be placed on such measures. Due to some of the information excluded from Adjusted EBITDA calculation being non-ascertainable or non-accessible until the financial close is complete, Bitcoin Depot is unable to quantify certain amounts that would be required to be included in the most directly comparable GAAP financial measures without unreasonable effort. Consequently, no disclosure of estimated comparable GAAP measures is included and no reconciliation of the non-GAAP financial measures is included.

Contacts:

Investors

Cody Slach

Gateway Group, Inc.

949-574-3860

BTM@gateway-grp.com

Media

Brenlyn Motlagh, Ryan Deloney

Gateway Group, Inc.

949-574-3860

BTM@gateway-grp.com